ORGANIZATION AND DESCRIPTION OF BUSINESS	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Note 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Overview

ImageWare Systems, Inc. (the “Company”) is incorporated in the state of Delaware. The Company is a pioneer and leader in the emerging market for biometrically enabled software-based identity management solutions. Using those human characteristics that are unique to us all, the Company creates software that provides a highly reliable indication of a person’s identity. The Company’s “flagship” product is the patented IWS Biometric Engine®. The Company’s products are used to manage and issue secure credentials, including national IDs, passports, driver licenses and access control credentials. The Company’s products also provide law enforcement with integrated mug shot, fingerprint LiveScan and investigative capabilities. The Company also provides comprehensive authentication security software using biometrics to secure physical and logical access to facilities or computer networks or Internet sites. Biometric technology is now an integral part of all markets the Company addresses and all of the products are integrated into the IWS Biometric Engine.

Recent Developments

During the first three quarters of fiscal 2010, the Company was faced with limited funds for operations. As a result, the Company suspended filings with the Securities and Exchange Commission (“SEC”), and took measures to reduce operating costs. On December 20, 2011, the Company consummated an equity financing resulting in gross proceeds of $10.0 million (“Qualified Financing”), including the $750,000 of promissory notes converted into the Qualified Financing. In connection with the Qualified Financing, the Company issued 20.0 million shares of its common stock (the “Shares”), and warrants to purchase 12,207,500 shares of its common stock exercisable for $0.50 per share (“Warrants”). The Warrants expire five years from the date of grant. The Company also issued 90,000 shares of common stock and a Warrant exercisable for 45,000 shares of common stock in lieu of cash in payment for legal fees related to the Qualified Financing.

As a result of the Qualified Financing, the Company’s Series C 8% Convertible Preferred Stock (“Series C Preferred”) and Series D 8% Convertible Preferred Stock (“Series D Preferred”) were automatically converted into 11,768,525 shares of common stock. In addition, in connection with the Qualified Financing, a significant investor ("Investor") exchanged $4.5 million principal amount of convertible promissory notes of the Company ("Exchanged Notes"), and accrued but unpaid interest on the Exchanged Notes and on an additional $2.25 million in promissory notes, into 9,774,559 shares of the Company’s common stock ("Exchange Shares"). The Investor also agreed to convert $750,000 principal amount of additional promissory notes held by the Investor and invest the proceeds into the Qualified Financing.

As a result of the consummation of the Qualified Financing, the Company was able to complete the audit of its financial statements for the fiscal year ended December 31, 2010, and is currently in the process of filing all subsequent reports required to be filed with the SEC. Management believes that the Company’s current cash and cash equivalents will be sufficient to meet working capital and capital expenditure requirements for at least the next 12 months from the date of the filing of this Quarterly Report and that the Company will have sufficient liquidity to fund its business and meet its contractual obligations over a period beyond the next 12 months.